UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): MARCH 16, 2004


                             APOLLO GOLD CORPORATION
             (Exact name of registrant as specified in its charter)




     YUKON TERRITORY,
          CANADA                     1-31593              NOT APPLICABLE

      (State or other              (Commission           (I.R.S. Employer
      jurisdiction of              File Number)           Identification
     incorporation or                                         Number)
       organization)



       200 BLACK STREET, SUITE 300
               WHITE HORSE
     YUKON TERRITORY, CANADA Y1A2N9                     Y1A 2M9

     (Address of principal executive offices)          (Zip Code)


       Registrant's telephone number, including area code: (720) 886-9656


                                    NO CHANGE
          (Former name or former address, if changed since last report)





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ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

      On March 16, 2004, Apollo Gold Corporation issued a press release reporting its fourth quarter and year-end 2003 financial results. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

      The information in this Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section.


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


                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

      Date:  March 16, 2004

                                        APOLLO GOLD CORPORATION


                                        By: /s/ R. Llee Chapman
                                           ----------------------------
                                            R. Llee Chapman
                                            Vice President and Chief
                                            Financial Officer


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


                                  EXHIBIT INDEX



      Exhibit
        No.      Description
      --------   ---------------------------------------------------------------
       99.1      Press release of Apollo Gold Corporation, dated March 16, 2004, reporting fourth quarter and year-end 2003 financial results.